PRC CONTRIBUTION AND PROFIT APPROPRIATION (Schedule of Appropriations to General Reserve Fund, Statutory Surplus Reserve and Education Development Reserve) (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2016 CNY (¥)	Dec. 31, 2016 USD ($)	Dec. 31, 2015 CNY (¥)
Appropriation to statutory reserve
General and statutory surplus reserve	¥ 59,309		¥ 59,307
Education development reserve	21,698		21,698
Total	¥ 81,007	$ 11,667	¥ 81,005